POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp 1996 Stock Retention Plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

      Dated:  August 14, 1996.



                                       FREDERICK W. BUCKMAN
                                       ----------------------------------
                                       Frederick W. Buckman


                                       RICHARD T. O'BRIEN
                                       ----------------------------------
                                       Richard T. O'Brien


                                       KATHRYN A. BRAUN
                                       ----------------------------------
                                       Kathryn A. Braun


                                       C. TODD CONOVER
                                       ----------------------------------
                                       C. Todd Conover


                                       NOLAN E. KARRAS
                                       ----------------------------------
                                       Nolan E. Karras


                                       KEITH R. McKENNON
                                       ----------------------------------
                                       Keith R. McKennon


                                       ROBERT G. MILLER
                                       ----------------------------------
                                       Robert G. Miller


                                       VERL R. TOPHAM
                                       ----------------------------------
                                       Verl R. Topham


                                       DON M. WHEELER
                                       ----------------------------------
                                       Don M. Wheeler


                                       NANCY WILGENBUSCH
                                       ----------------------------------
                                       Nancy Wilgenbusch


                                       PETER I. WOLD
                                       ----------------------------------
                                       Peter I. Wold